                                                                      EXHIBIT 10

                     United Companies Financial Corporation
                                 March 31, 1995


The Company entered into Indemnification Agreements in the form attached hereto, each dated as of March 31, 1995, with the following directors and/or officers:

James J. Bailey, III
General Robert H. Barrow
J. Terrell Brown
Richard A. Campbell
Harris J. Chustz
O. Miles Pollard, Jr.
Charles Prosser, M.D.
Robert D. Kilpatrick
Dale E. Redman
William H. Wright, Jr.
W. Roger Clark
John D. Dienes
Robert B. Thomas, Jr.
Sherry E. Anderson
F. Wayne Bono
Jo Anna Cotaya
Greg Fontenot
Frank W. Foote
Jesse O. Griffin
Kitty S. Kennedy
Paul E. Kirk
Laura T. Martin
H. C. McCall, III
Kathleen M. Merkel
B. Dale Quick
Louis J. Resweber
William S. Spann, Jr.
Gary L. Warrington

                                                                      EXHIBIT 10



                           INDEMNIFICATION AGREEMENT

              This Indemnification Agreement (this "Agreement") is made as of the ____ day of March, 1995, by and between United Companies Financial Corporation, a Louisiana corporation (the "Company"), and ____________________ (the "Indemnitee").

                                    RECITALS

              The Indemnitee is presently serving as a [director][officer] of the Company and the Company desires the Indemnitee to continue in such capacity. The Indemnitee is willing, subject to certain conditions including without limitation the execution and performance of this Agreement by the Company, to continue in that capacity. Accordingly, and in order to induce the Indemnitee to continue to serve in his present capacity, the Company and the Indemnitee agree as follows:

              1. Continued Service. [The Indemnitee will continue to serve as a director of the Company so long as he is duly elected and qualified in accordance with the By-laws until he resigns in writing or is removed in accordance with applicable law. [The Indemnitee will continue to serve as an officer of the Company (and/or one or more subsidiaries of the Company) subject to the right of the Company (and/or one or more such subsidiaries) and the Indemnitee, as the case may be, to terminate his employment (as provided in his employment agreement dated ______________ ______, 19____, between the Indemnitee and (the Company or name subsidiaries)) (at will without cause or prior notice).]

              2. Initial Indemnity. (a) The Company shall indemnify the Indemnitee when he was, is or becomes a party or witness or other participant in, or was or is threatened to be made a party to or witness or other participant in, any pending, threatened or completed action, suit or proceeding, whether civil, administrative, investigative or criminal (other than an action by or in the name or right of the Company), by reason of the fact that he is or was or had agreed to become a director or officer of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, judgments, fines and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of such costs, charges, expenses, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Indemnitee in connection therewith and any appeal therefrom and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not satisfy the foregoing standard of conduct to the extent applicable thereto.

              (b) The Company shall indemnify the Indemnitee when he was, is or becomes a party or witness or other participant in, or was or is threatened to be made a party to or witness or other participant in, any pending, threatened or completed action, suit or proceeding by or in the name or right of the Company to procure a judgment in its favor by reason of the fact that he is or was or had agreed to become a director or officer of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses (including without limitation attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement thereof (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of such costs, charges, expenses and amounts paid in settlement) or any appeal therefrom and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for willful or intentional misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses that such court shall deem proper.

              (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 2(a) or 2(b) hereof or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and expenses (including without limitation attorneys' and others' fees and expenses) actually and reasonably incurred by him in connection therewith.

              (d) Any indemnification under Sections 2(a) or 2(b) hereof (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination, in compliance with the provisions of
Section 4 hereof or, to the extent more favorable to the Indemnitee, any applicable provision of the Articles of Incorporation of the Company (the "Articles"), the By-laws of the Company (the "By-laws"), other agreements, resolutions or otherwise, that the applicable standard of conduct has been met. Such determination shall be made as follows: (i) by the Board of Directors of the Company (the "Board"), by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum of disinterested directors is not available or so directs, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion, or (iii) by the shareholders of the Company (the "Shareholders"). Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so designate, such designation shall be made by the Indemnitee subject to the approval of the Company (which approval shall not be unreasonably withheld). Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including without limitation attorneys' and others' fees and expenses) actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

              (e) All expenses (including without limitation attorneys' and others' fees and expenses) incurred by the Indemnitee in defending a civil or criminal action, suit or proceeding for which indemnification is provided under this Agreement shall be paid by the Company in advance of the final disposition of such action, suit or proceeding subject to and in the manner prescribed by
Section 4(b) hereof.

              (f) The Company shall not adopt any amendment to the Articles or the By-laws, the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Articles, the By-laws, the Business Corporation Law of the State of Louisiana (the "LBCL") or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the Shareholders, as the case may be. In the event that the Company shall adopt any amendment to the Articles or the By-laws, the effect of which is to so deny, diminish or encumber the Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof unless the Indemnitee shall have voted in favor of such adoption as a director or holder of record of the Company's voting stock, as the case may be.

              3. Additional Indemnification. (a) Pursuant to Section 83 of the LBCL, without limiting any right which the Indemnitee may have pursuant to
Section 2 hereof, the Articles, the By-laws, the LBCL, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity that may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by this Section 3(a), the Company shall indemnify the Indemnitee to the fullest extent permitted by law against any amount that he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act or neglect or breach of duty, including without limitation any actual or alleged error, misstatement or misleading statement, that he commits, suffers, permits or acquiesces in while acting in his capacity as a director or officer of the Company, or, at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The payments that the Company is obligated to make pursuant to this Section 3 shall include without limitation damages, judgments, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of such damages, judgments, settlements, charges, costs and expenses), and expenses of appeal, attachment or similar bonds and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement; provided, however, that the Company shall not be obligated under this Section 3(a) to make any payment in connection with any claim against the
Indemnitee:

                (i) to the extent of any fine or similar governmental imposition that the Company is prohibited by applicable law from paying that results in a final, nonappealable order; or

                (ii) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which he was not legally entitled, including without limitation profits made from the purchase and sale by the Indemnitee of equity securities of the Company that are recoverable by the Company pursuant to
              Section 16(b) of the Securities Exchange Act of 1934, as amended, and profits arising from transactions in publicly traded securities of the Company that were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, including without limitation Rule 10b-5 promulgated thereunder.

The determination of whether the Indemnitee shall be entitled to indemnification under this Section 3(a) may be, but shall not be required to be, made in accordance with Section 4(a) hereof. If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

              (b) All expenses (including without limitation attorneys' and others' fees and expenses) incurred by the Indemnitee in defending any civil or criminal action, suit or proceeding for which indemnification is provided under this Agreement shall be paid by the Company in advance of the final disposition of such action, suit or proceeding subject to and in the manner prescribed by
Section 4(b) hereof.

              4. Certain Procedures Relating to Indemnification and Advancement of Expenses. (a) Except as otherwise permitted or required by the LBCL, for purposes of pursuing his rights to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, the Indemnitee may, but shall not be required to, (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit A hereto and made a part hereof (the "Indemnification Statement") averring that he is entitled to indemnification hereunder; and (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of an Indemnification Statement and such evidence of expenses to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 3(a) hereof, as the case may be, and the Board shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless within 30 calendar days after submission of the Indemnification Statement the Board shall determine by vote of two-thirds of its directors based on clear and convincing evidence (sufficient to rebut the foregoing presumption) that the Indemnitee is not so entitled to indemnification and the Indemnitee shall have received notice within such period in writing of such determination, which notice shall disclose with particularity the evidence in support of the Board's determination. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification. The provisions of this
Section 4(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement and any determination by the Board that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 7 hereof.

              (b) For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e) or 3(b) hereof, the Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit B hereto and made a part hereof (the "Undertaking"), averring that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil or criminal action, suit, proceeding or claim, and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. Subject to the last sentence of this Section 4(b), upon receipt of an Undertaking, the Board shall, within 10 calendar days after receipt of the Indemnification Statement, authorize immediate payment of the expenses stated in the Undertaking, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking and any Undertaking shall be accepted without reference to the Indemnitee's ability to make repayment.

              5. Subrogation; Duplication of Payments. (a) In the event of any payment by the Company to or on behalf of the Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including without limitation the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

              (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Articles, the By-laws or otherwise) of the amounts otherwise payable hereunder.

              6. Shareholder Ratification. The Company may, at its option, propose at any future meeting of the Shareholders that this Agreement be ratified by the Shareholders; provided, however, that the Indemnitee's rights hereunder shall be fully enforceable in accordance with the terms hereof whether or not such ratification is sought or obtained; and provided further, however, that if such ratification is sought and not obtained, the Company, in the discretion of and upon action by the Board, may rescind this Agreement effective as of the date of such Board action.

              7. Enforcement. (a) If a claim for indemnification made to the Company pursuant to Section 4 hereof is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

              (b) In any action brought under Section 7(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) hereof that the Indemnitee has not met the standards of conduct that make it permissible under the LBCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including without limitation the Board, independent legal counsel or the Shareholders) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the LBCL, nor an actual determination by the Company (including without limitation the Board, independent legal counsel or the Shareholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

              (c) It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under the Agreement or in the event that the Company or any other person takes any action to declare the Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, shareholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, reasonably incurred by the Indemnitee (i) as a result of such action, suit or proceeding or litigation or other legal action, and the Company's failure to perform this Agreement or any provision thereof, or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid.

              8. Merger or Consolidation. In the event that the Company shall be a constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting or acquiring corporation therein, shall require as a condition thereto the surviving, resulting or acquiring corporation to agree to indemnify the Indemnitee to the full extent provided in this Agreement. Whether or not the Company is the surviving, resulting or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

              9. Nonexclusivity and Severability. (a) The right to indemnification provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the Articles, the By-laws, the LBCL, any other statute, insurance policy, agreement, vote of Shareholders or the Board or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue after the Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors, administrators, legatees and successors.

              (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

              10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana, without giving effect to the principles of conflict of laws thereof.

              11. Modification; Survival. This Agreement contains the entire agreement of the parties relating to the subject matter hereof and, subject to the provisions of Section 9 hereof, supersedes any prior agreement between the Indemnitee and the Company relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability, or incapacity of the Indemnitee or the termination of the Indemnitee's service as a director or officer of the Company, or as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for which he served at the request of the Company, and shall inure to the benefit of the Indemnitee's heirs, executors, administrators, legatees and successors.

              12. Certain Terms. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to herein.

              IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                          UNITED COMPANIES FINANCIAL
CORPORATION

                                        By:  ___________________________________
                                             Name:  ____________________________
                                             Title: ____________________________

                                    INDEMNITEE


                                    ____________________________________________

                                    Name:  _____________________________________

                                                                       EXHIBIT A

                           INDEMNIFICATION STATEMENT

STATE OF _____________________________________  )
                                                )   SS
(PARISH) (COUNTY) OF _________________________  )


                 I, ___________________________________________________, being first duly sworn, do depose and say as follows:

                 1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement, dated as of February __, 1995 (the
"Indemnification Agreement), between United Companies Financial Corporation, a Louisiana corporation (the "Company"), and the undersigned.

                 2. I am requesting indemnification against costs, charges, expenses (including without limitation attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, and any federal, state, local or foreign taxes imposed on me as a result of the actual or deemed receipt of any payments under the Indemnification Agreement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or witness or other participant or am threatened to be made a party or witness or other participant.

                 3. With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the Indemnification Agreement.

                 4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of ___________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________________.


                 Subscribed and sworn to before me, a Notary Public in and for said (Parish) (County) and State, this _______ day of _______________, 19____.

                                      __________________________________________

[Seal]

   My commission expires the ________ day of ______________________, 19____.

                                                                       EXHIBIT B

                                  UNDERTAKING

STATE OF _____________________________________  )
                                                )   SS
(PARISH) (COUNTY) OF _________________________  )


                 I, _______________________________________, being first duly sworn do depose and say as follows:

                 1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of February __, 1995, between United Companies Financial Corporation, a Louisiana corporation (the "Company"), and the undersigned.

                 2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will reasonably incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

                 3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.

                 4.  The costs, charges and expenses and other amounts for
which advancement is requested are, in general, all expenses related to
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________




                                      __________________________________________

                 Subscribed and sworn to before me, a Notary Public in and for said (Parish) (County) and State, this ______ day of _________________, 19____.



                                      __________________________________________


[Seal]

 My commission expires the _______ day of ______________________________, 19___.